AQR FUNDS

Supplement dated February 5, 2021 (“Supplement”)

to the Class I Shares, Class N Shares and Class R6 Shares

Summary Prospectus and Prospectus,

each dated January 29, 2021 and as amended

(collectively, the “Prospectuses”),

of the AQR TM Large Cap Momentum Style Fund, AQR TM Small Cap Momentum Style Fund, AQR TM International Momentum Style Fund, AQR TM Large Cap Multi-Style Fund, AQR TM Small Cap Multi-Style Fund, AQR TM International Multi-Style Fund and AQR Emerging Multi-Style Fund (each a “Fund”, and collectively, the “Funds”)

This Supplement updates certain information contained in the Prospectuses. Please review this important information carefully. You may obtain copies of a Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

The Board of Trustees of AQR Funds (the “Trust”) has approved an Agreement and Plan of Reorganization with respect to each Fund, pursuant to which each Fund (each, a “Target Fund”) will reorganize into another existing AQR mutual fund (each, an “Acquiring Fund”). Each proposed transaction is referred to as a “Reorganization” and the proposed transactions are referred to collectively as the “Reorganizations.” The Target Fund and the Acquiring Fund for each Reorganization are shown in the table below.

Target Funds	Acquiring Funds
AQR Emerging Multi-Style Fund	AQR TM Emerging Multi-Style Fund*
AQR TM International Momentum Style Fund	AQR International Momentum Style Fund
AQR TM International Multi-Style Fund	AQR International Multi-Style Fund
AQR TM Large Cap Momentum Style Fund	AQR Large Cap Momentum Style Fund
AQR TM Large Cap Multi-Style Fund	AQR Large Cap Multi-Style Fund
AQR TM Small Cap Momentum Style Fund	AQR Small Cap Momentum Style Fund
AQR TM Small Cap Multi-Style Fund	AQR Small Cap Multi-Style Fund

*	Effective upon the closing of this Reorganization, the name of the “AQR TM Emerging Multi-Style Fund” will be changed to “AQR Emerging Multi-Style II Fund.”

Each Reorganization is expected to close on or about March 8, 2021 or March 15, 2021, as set forth below (the “Closing Date”).

I.	Target Funds with a projected Reorganization Closing Date of March 8, 2021:

•	AQR Emerging Multi-Style Fund

•	AQR TM Large Cap Multi-Style Fund

•	AQR TM International Multi-Style Fund

•	AQR TM Large Cap Momentum Style Fund

Effective 4:00 P.M. (Eastern time) on March 1, 2021, each of the above Target Funds will no longer accept orders from new investors or existing shareholders to purchase Target Fund shares, except that the dividend set forth below will be reinvested in additional shares of your Target Fund if you have elected to receive dividends in this manner.

In addition, where applicable, each of the above Target Funds will declare a dividend to all holders of record as set forth below consisting of any undistributed income and capital gains (net of available capital loss carryovers). The dates of such distributions, where applicable, will be as follows:

•	Record Date: March 1, 2021

•	Ex-Dividend Date: March 2, 2021

•	Payment Date: March 3, 2021

II.	Target Funds with a projected Reorganization Closing Date of March 15, 2021:

•	AQR TM Small Cap Multi-Style Fund

•	AQR TM Small Cap Momentum Style Fund

•	AQR TM International Momentum Style Fund

Effective 4:00 P.M. (Eastern time) on March 8, 2021, each of the above Target Funds will no longer accept orders from new investors or existing shareholders to purchase Target Fund shares, except that the dividend set forth below will be reinvested in additional shares of your Target Fund if you have elected to receive dividends in this manner.

In addition, where applicable, each of the above Target Funds will declare a dividend to all holders of record as set forth below consisting of any undistributed income and capital gains (net of available capital loss carryovers). The dates of such distributions, where applicable, will be as follows:

•	Record Date: March 8, 2021

•	Ex-Dividend Date: March 9, 2021

•	Payment Date: March 10, 2021

The Reorganizations do not require approval by shareholders of the Target Funds, and such shareholders are not being asked to vote on the Reorganizations. In each Reorganization, substantially all of a Target Fund’s assets will be transferred to its respective Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the respective Target Fund and shares of the respective Acquiring Fund. If a Reorganization is completed, then shareholders of the applicable Target Fund will receive the same class of shares of the respective Acquiring Fund with the same aggregate net asset value as the Target Fund shares that such shareholders hold immediately prior to the Reorganization. Each Reorganization is expected to close during the first calendar quarter of 2021.

Each Acquiring Fund invests in the same investment universe of stocks (e.g., large cap, small cap, international or emerging) as its Target Fund. Following its Reorganization, each Acquiring Fund will have the flexibility to implement tax-sensitive investment strategies, but it may not do so at all times. Total annual Fund operating expenses (both before and after fee waivers and/or expense reimbursements) of each class of shares of each Fund and contractual management fees of each Fund are expected to either remain the same or decrease as a result of its Reorganization. Each Fund will pay for a portion of the costs of its Reorganization since its Reorganization is expected to benefit the Fund.

Until its Reorganization is completed, each Target Fund will continue redemptions of its shares as described in its Prospectuses. Each Reorganization may be terminated or abandoned at any time before its closing by action of the Board of Trustees of the Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE